UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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FSB BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 19, 2017

Dear Stockholder:

We cordially invite you to attend the Special Meeting of Stockholders of FSB Bancorp, Inc. The Special Meeting will be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450 on Tuesday, August 29, 2017 at 10:00 a.m., Eastern time.

The business to be conducted at the Special Meeting, as described in the enclosed Notice of Special Meeting and Proxy Statement, is the vote of FSB Bancorp, Inc. stockholders to approve the FSB Bancorp, Inc. 2017 Equity Incentive Plan.

Our Board of Directors has determined that implementing the 2017 Equity Incentive Plan is in the best interests of FSB Bancorp, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the 2017 Equity Incentive Plan.

On behalf of the Board of Directors, please take a moment now to cast your vote via the Internet or by telephone as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Special Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.

Sincerely,

Dana C. Gavenda

President and Chief Executive Officer

FSB Bancorp, Inc.

45 South Main Street

Fairport, New York 14450

(585) 223-9080

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On Tuesday, August 29, 2017

Notice is hereby given that the Special Meeting of Stockholders of FSB Bancorp, Inc. will be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450 on Tuesday, August 29, 2017 at 10:00 a.m., Eastern time.

A Proxy Card and Proxy Statement for the Special Meeting are enclosed.

The Special Meeting is for the purpose of considering and acting upon a Board of Directors’ proposal to approve and implement the FSB Bancorp, Inc. 2017 Equity Incentive Plan and such other matters as may properly come before the Special Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Special Meeting.

Any action may be taken on the foregoing proposal at the Special Meeting on the date specified above, or on the date or dates to which the Special Meeting may be adjourned. Stockholders of record at the close of business on July 5, 2017 are the stockholders entitled to vote at the Special Meeting, and any adjournments thereof.

EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES USING THE INTERNET OR TELEPHONE VOTING OPTIONS EXPLAINED ON YOUR PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF FSB BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE AT THE MEETING.

Our proxy statement and proxy card are available at www.fairportsavingsbank.com.

By Order of the Board of Directors

Angela M. Krezmer
Corporate Secretary

Fairport, New York

July19, 2017

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL ENSURE THAT YOUR SHARES ARE VOTED. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

FSB Bancorp, Inc.

45 South Main Street

Fairport, New York 14450

(585) 223-9080

SPECIAL MEETING OF STOCKHOLDERS

August 29, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of FSB Bancorp, Inc. to be used at the Special Meeting of Stockholders, which will be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450, on Tuesday, August 29, 2017, at 10:00 a.m., Eastern time, and all adjournments of the Special Meeting. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about July 19, 2017.

REVOCATION OF PROXIES

Stockholders who execute proxies retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of FSB Bancorp, Inc. will be voted in accordance with the directions given thereon. You may vote by Internet or telephone as described on your Proxy Card. You may also vote by signing and returning your Proxy Card to FSB Bancorp, Inc. Proxies we receive that are signed, but contain no instructions for voting, will be voted “FOR” the 2017 Equity Incentive Plan.

Proxies may be revoked by sending written notice of revocation to the Secretary of FSB Bancorp, Inc. at the address shown above, delivering a later-dated proxy card or by attending the Special Meeting and voting in person. The presence at the Special Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Special Meeting or delivers a written revocation to the Secretary of FSB Bancorp, Inc. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Special Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Record holders of FSB Bancorp, Inc.’s common stock, as of the close of business on July 5, 2017, are entitled to one vote for each share then held. As of July 5, 2017, there were 1,941,688 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Special Meeting.

As to the approval of the FSB Bancorp, Inc. 2017 Equity Incentive Plan, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter. The affirmative vote of a majority of the votes cast at the Special Meeting, without regard to either broker non-votes or abstentions, is required for the approval of this matter.

Persons and groups who beneficially own in excess of 5% of the shares of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of July 5, 2017, the shares of common stock beneficially owned by our directors and named executive officers, individually and directors and executive officers as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of our common stock. No director or named executive officer has pledged shares of our common stock as collateral for a loan. The mailing address for each of our directors and named executive officers is 45 South Main Street, Fairport, New York 14450.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders

Terry Maltese 150 East 52nd Street, 30th Floor New York, New York 10022	111,541	(2)	5.7%

Directors and Named Executive Officers

Stephen J. Meyer, Director	2,000		*
Alicia H. Pender, Director	2,588		*
Dawn DePerrior, Director	1,500		*
Terence O’Neil, Director	2,588		*
Lowell C. Patric, Director	8,544		*
James E. Smith, Director	2,838		*
Dana C. Gavenda, President, Chief Executive Officer and Director	32,443	(3)	1.7%
Robert W. Sturn, Director	3,371		*
Charis W. Warshof, Director	7,265	(4)	*
Tomas J. Weldgen, Director	750	(5)	*
Kevin D. Maroney, Chief Financial Officer and Chief Operating Officer	14,947	(6)	*
Kathleen M. Dold, Senior Vice President, Lending	1,494	(7)	*

All Directors and Executive Officers as a Group (12 persons)	80,328		4.1%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.
(2)	On a Schedule 13G/A filed with the Securities and Exchange Commission on February 2, 2017, Terry Maltese reported sole voting and dispositive power over 40,000 shares and reported shared voting and dispositive power over 71,541 shares of our common stock.
(3)	Includes 22,405 shares allocated to Mr. Gavenda’s ESOP account, 9,988 shares in his 401(k) plan, and 50 shares held by Mr. Gavenda’s wife.
(4)	Includes a trust with 3,500 shares and 1,044 shares held by Ms. Warshof’s husband.
(5)	Includes 50 shares held by Mr. Weldgen’s wife.
(6)	Includes 6,659 shares allocated to Mr. Maroney’s ESOP account and 8,288 shares in his 401(k) plan.
(7)	Includes 1,494 shares allocated to Ms. Dold’s ESOP account.

Participants in the Fairport Savings Bank Employee Stock Ownership Plan (the “ESOP”) will each receive a Vote Instruction Form that reflects all of the shares that the participant may direct the trustees to vote on his or her behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of FSB Bancorp, Inc. common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of FSB Bancorp, Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. In addition, participants in the Fairport Savings Bank 401(k) Savings Plan (“401(k) Plan”) who have assets invested in FSB Bancorp, Inc. common stock will receive a Vote Instruction Form that allows them to direct the 401(k) Plan trustee to vote their shares held by the 401(k) Plan. If a participant does not direct the 401(k) Plan trustee as to how to vote his or her shares in the 401(k) Plan, the trustee will vote such interest in the same proportion as it has received voting instructions from other 401(k) Plan participants. The deadline for returning your ESOP Vote Instruction Form and/or 401(k) Vote Instruction Form is Tuesday, August 22, 2017.

PROPOSAL — APPROVAL OF THE FSB BANCORP, INC.
2017 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the FSB Bancorp, Inc. 2017 Equity Incentive Plan (the “2017 Equity Incentive Plan”) to provide officers, employees and directors of FSB Bancorp, Inc. and Fairport Savings Bank with additional incentives to promote the growth and performance of FSB Bancorp, Inc. and Fairport Savings Bank. The Board of Directors and Compensation Committee believe that the adoption of the 2017 Equity Incentive Plan is in the best interest of FSB Bancorp, Inc. and its stockholders as such plan will provide Fairport Savings Bank with the ability to attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of FSB Bancorp, Inc.’s stockholders through the ownership of additional common stock of FSB Bancorp, Inc.

Why We Are Seeking Approval for the 2017 Equity Incentive Plan

Many companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2017 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock. In addition, the 2017 Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of FSB Bancorp, Inc.

We completed our second-step conversion to a fully public company on July 13, 2016 raising approximately $10.3 million in gross proceeds. The substantial majority of all second-step converted banks adopted equity-based incentive plans in connection with their second-step transaction. Unlike most of our peers, we did not adopt an equity incentive plan following the completion of our initial public offering in August 2007 in connection with the formation of FSB Community Bankshares, MHC. Our second-step prospectus made clear that we intended to adopt such a type of plan, described the regulatory requirements applicable to such type of plans and included the pro forma effect of awards made under such type of plan.

Highlights of the 2017 Equity Incentive Plan

•	Share Reserve and Terms Generally Consistent with Industry Standards. In determining the size and terms of the 2017 Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) the recommendations and analysis provided by Arthur Warren & Associates, the independent compensation consultant engaged by the Compensation Committee to assist it with the design of the plan; (2) industry practices related to the adoption of equity-incentive plans by second-step converted financial institutions; and (3) applicable regulations related to the adoption of equity-incentive plan by converted financial institutions. In this regard (and as described below), the size of the plan is limited to 14% of the shares outstanding following our second-step conversion, of which 10% could be reserved for stock options and 4% for restricted stock and restricted stock units.

•	Minimum Vesting Periods for Awards. Subject to limited exceptions, the 2017 Equity Incentive Plan requires a one-year minimum vesting period for 95% of all awards.

•	Limits on Grants to Directors and Employees. The maximum number of shares of stock, in the aggregate, that may be subject to stock options or restricted stock awards/restricted stock units granted to any one non-employee director or director emeritus is 5% (30% in the aggregate for all non-employee directors and director emeriti) and for any employee is 25%, respectively, of the maximum number of shares of stock that may be delivered pursuant to stock options or restricted stock awards/restricted stock units.

•	Share Counting. The 2017 Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

•	No Repricing. The 2017 Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.

•	No Single-Trigger Vesting of Time-Based Awards. The 2017 Equity Incentive Plan does not provide for vesting of time-based equity awards based solely on the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason).

General

 The following is a summary of the material features of the 2017 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2017 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2017 Equity Incentive Plan, the terms of the 2017 Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the 2017 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 271,839 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Company common stock that may be issued under the 2017 Equity Incentive Plan pursuant to the exercise of stock options is 194,171 shares, and the maximum number of shares of Company common stock that may be issued as restricted stock awards or restricted stock units is 77,668 shares. These amounts represent 10% and 4%, respectively, of the shares of FSB Bancorp, Inc.’s common stock that were outstanding immediately following the effective date of the conversion of FSB Community Bankshares, MHC from the mutual holding company to stock holding company form of organization on July 13, 2016.

The 2017 Equity Incentive Plan will be administered by the members of the Compensation Committee who are “Disinterested Board Members,” as defined in the 2017 Equity Incentive Plan. The Compensation Committee has full and exclusive power within the limitations set forth in the 2017 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the 2017 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2017 Equity Incentive Plan and any award agreement. The 2017 Equity Incentive Plan also permits the Compensation Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Except for: (1) performance awards intended to be “qualified performance-based compensation” as defined under Section 162(m) of the Internal Revenue Code; (2) accelerating the vesting of awards during the first vesting year, subject to certain exceptions; or (3) in the event of a change in control, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.

Eligibility

Each employee, director or director emeritus of FSB Bancorp, Inc. or any subsidiary is eligible to receive awards under the 2017 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2017 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Awards may be granted as incentive and non-statutory stock options, restricted stock awards, restricted stock units or any combination thereof, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2017 Equity Incentive Plan means the final sales price of FSB Bancorp, Inc.’s common stock as reported on any national securities exchange on which the common stock may from time to time be listed or traded on the date the option is granted, or if FSB Bancorp, Inc.’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which FSB Bancorp, Inc.’s common stock was traded, and without regard to after-hours trading activity. The Compensation Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Compensation Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Compensation Committee or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2017 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Compensation Committee as set forth in the 2017 Equity Incentive Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Compensation Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.

Limitations on Awards Under the 2017 Equity Incentive Plan

The following limits apply to awards under the 2017 Equity Incentive Plan:

•	The maximum number of shares of common stock that may be available for awards under the 2017 Equity Incentive Plan is 271,839 shares, of which up to 194,171 shares of common stock may be delivered pursuant to the exercise of stock options and 77,668 shares of common stock may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options pursuant to restricted stock awards or restricted stock units is 48,542 shares and 19,417 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to any one non-employee director or director emeritus pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 9,708 shares and 3,883 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to all non-employee directors or director emeriti, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 58,251 shares and 23,300 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

In the event of a corporate transaction involving the stock of FSB Bancorp, Inc. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Compensation Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options. In addition, the Compensation Committee is authorized to make adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units.

Prohibition Against Repricing of Options. The 2017 Equity Incentive Plan provides that neither the Compensation Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.

Prohibition on Transfer. Generally, all awards, except non-statutory stock options, granted under the 2017 Equity Incentive Plan will be non-transferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Compensation Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can be exercised only by the participant. The Compensation Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2017 Equity Incentive Plan upon the participant’s death.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for FSB Bancorp, Inc. will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or other executive officers named in the summary compensation table of FSB Bancorp, Inc.’s annual proxy statement (excluding any officer who is listed on the summary compensation table due to serving as the principal financial officer of FSB Bancorp, Inc.). However, amounts that constitute “qualified performance-based compensation” (as the term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The 2017 Equity Incentive Plan is designed so that stock options will be considered “qualified performance-based compensation.” The Compensation Committee may designate whether any restricted stock awards or restricted stock units being granted to any participant are intended to be “qualified performance-based compensation.” Any such awards designated as intended to be “qualified performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Compensation Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income;

operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing performance measures. Performance measures may be based on the performance of FSB Bancorp, Inc. as a whole or of any one or more subsidiaries or business units of FSB Bancorp, Inc. or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Compensation Committee may adjust performance measures after they have been set, but with respect to awards intended to qualify under Section 162(m) of the Internal Revenue Code, only to the extent the adjustment has a negative impact on the participant’s achievement of one or more performance measures. In establishing the performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be qualified performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

The Compensation Committee shall specify the vesting schedule or conditions of each award. Unless the Compensation Committee specifies a different vesting schedule at the time of grant, awards under the 2017 Equity Incentive Plan, other than performance awards, shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting no earlier than one year after the date of grant of the award. If the vesting of an award under the 2017 Equity Incentive Plan is conditioned on the completion of a specified period of service with FSB Bancorp, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Compensation Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the 2017 Equity Incentive Plan, except with respect to the deemed satisfaction of any performance conditions on a change in control, at least 95% of all awards under the 2017 Equity Incentive Plan shall be subject to a vesting requirement of at least one year of service following the date, unless accelerated due to death, disability or involuntary termination of employment or service following a change in control. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control or, subject to the foregoing requirements, at the discretion of the Compensation Committee, including due to retirement.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination following a change in control. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock and restricted stock units shall become fully earned and vested immediately. In the event of a change in control, any performance measure attached to a performance award under the 2017 Equity Incentive Plan shall be deemed satisfied at the “target” level as of the date of the change in control, unless data supports and the Compensation Committee certifies that the performance measures have been achieved at a higher level than target as of the effective date of the change in control, in which case, the performance award will vest at such higher level.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2017 Equity Incentive Plan or any award granted under the 2017 Equity Incentive Plan, provided that, except as provided in the 2017 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2017 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2017 Equity Incentive Plan (other than as provided in the 2017 Equity Incentive Plan), or materially modify the requirements for participation in the 2017 Equity Incentive

Plan, without approval of stockholders. Notwithstanding the foregoing, the Compensation Committee may amend the 2017 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2017 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2017 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Compensation Committee, may materially and adversely affect the financial condition or results of operations of FSB Bancorp, Inc.

Duration of Plan

The 2017 Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The 2017 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2017 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2017 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2017 Equity Incentive Plan. However, any termination of the 2017 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2017 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and FSB Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of FSB Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and FSB Bancorp, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and FSB Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and FSB Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements or an amount up to the participant’s highest marginal tax rate required for federal, state and local tax withholding, provided such withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the 2017 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by FSB Bancorp, Inc. related to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits FSB Bancorp, Inc.’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our chief executive officer and other executive officers named in the summary compensation table of FSB Bancorp, Inc.’s annual proxy statement (excluding any officer who is listed due to serving as principal financial officer of FSB Bancorp, Inc.) (“covered employees”), unless the compensation is “qualified performance-based compensation.” “Qualified performance-based compensation” is not subject to this limit and is fully deductible by FSB Bancorp, Inc. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals and objective quantification of those goals in advance. Restricted stock awards and other awards that are not subject to performance goals would be subject to this deduction limit if income recognized on the awards plus other compensation of the covered employee that is subject to the limit exceeds $1.0 million. Stock options available for award under the 2017 Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m) of the Internal Revenue Code, income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2017 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2017 Equity Incentive Plan. FSB Bancorp, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, FSB Bancorp, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors has adopted the 2017 Equity Incentive Plan. If the 2017 Equity Incentive Plan is approved by stockholders, the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors, if applicable. At the present time, no specific determination has been made as to the grant or allocation of awards.

Clawback Policy

The 2017 Equity Incentive Plan provides that if FSB Bancorp, Inc. is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities law, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse FSB Bancorp, Inc. with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2017 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Required Vote and Recommendation of the Board

In order to approve the 2017 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, without regard to broker non-votes or proxies marked ABSTAIN. The Board of Directors recommends that stockholders vote "FOR" approval of the 2017 Equity Incentive Plan.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table. The following table shows the compensation of Dana C. Gavenda, our principal executive officer, and the two most highly compensated other executive officers who earned total compensation of $100,000 or more for services to FSB Bancorp, Inc. or any of its subsidiaries during the year ended December 31, 2016. We refer to these individuals as “Named Executive Officers.”

Name and principal position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(1)	Total ($)
Dana C. Gavenda	2016	212,000	64,229	137,317	413,546
President and Chief Executive Officer	2015	205,000	23,363	134,677	363,040

Kevin D. Maroney	2016	168,000	34,098	59,739	261,837
Chief Financial Officer and Chief Operating Officer	2015	163,000	10,080	56,888	229,968

Kathleen M. Dold	2016	93,000	8,370	9,647	111,017
Senior Vice President, Lending	2015	90,000	5,160	9,612	104,772

(1)	The compensation represented by the amounts for 2016 set forth in the All Other Compensation column for the Named Executive Officers is detailed in the following table. ESOP allocations for the year ended December 31, 2016 were 251 shares for Mr. Gavenda, 199 shares for Mr. Maroney, and 92 shares for Ms. Dold. The ESOP value in the table below is based on FSB Bancorp Inc.’s closing stock price as of December 31, 2016 of $14.20 per share.

Other Compensation
	401(k) Plan Contributions	ESOP Contributions	SERP Contributions	Supplemental Disability Insurance Premiums	Country Club and Automobile Allowance	Total All Other Compensation

Dana C. Gavenda	$18,035	$3,564	$104,074	$1,030	$10,614	$137,317

Kevin D. Maroney	$13,769	$2,826	$34,409	$1,287	$7,448	$59,739

Kathleen M. Dold	$7,526	$1,306	$—	$814	$—	$9,647

Benefit Plans

Employment Agreement with Dana C. Gavenda. Fairport Savings Bank entered into an employment agreement with Mr. Gavenda, effective as of March 1, 2009. The agreement had an initial term of three years. After the initial three-year term, the agreement renews for one year, unless Mr. Gavenda receives timely notification of the Board’s intention not to renew the agreement, in which case the agreement will cease one year following such anniversary date.

The employment agreement provides base salary to Mr. Gavenda for his services, which beginning on March 1, 2016 was $212,000 and was increased to $225,000 on March 1, 2017. The base salary may be increased, but not decreased. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees, and use of an automobile and reimbursement of expenses associated with the use of such automobile and other reasonable business expenses incurred.

In the event of Mr. Gavenda’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of his resignation for “good reason,” he will receive a severance payment equal to one times the sum of: (1) his highest annual rate of base salary paid to him at anytime under the employment agreement; and (2) the cash bonus paid to him with respect to the fiscal year immediately prior to his date of termination. Such payment will be payable in a lump sum within 30 days following Mr. Gavenda’s date of termination. Additionally, Mr. Gavenda would be entitled to the continuation, at Fairport Savings Bank’s expense, of life insurance coverage and non-taxable medical and dental insurance coverage for 12 months. For purposes of the employment agreement, “good reason” is defined as: (1) the failure to elect or reelect or to appoint or reappoint Mr. Gavenda to his executive position, (2) a material change in Mr. Gavenda’s functions, duties, or responsibilities, which change would cause Mr. Gavenda’s position to become one of lesser responsibility, importance or scope, (3) a relocation of Mr. Gavenda’s principal place of employment by more than 30 miles from its location at the effective date of the employment agreement or (4) a material reduction in the benefits and perquisites from those being provided to Mr. Gavenda as of the effective date of the employment agreement, including base salary (except for any Fairport Savings Bank-wide or officer-wide reduction) or (5) a material breach of the employment agreement by Fairport Savings Bank.

In the event of a termination for any reason following a change in control of Fairport Savings Bank or FSB Bancorp, Inc., Mr. Gavenda (or, in the event of his death, his beneficiary) would be entitled to a severance payment equal to three times the sum of: (1) Mr. Gavenda’s highest base salary during the term of the employment agreement, and (2) the greater of (A) the average annual cash bonus paid to Mr. Gavenda under the agreement during the last three years prior to the termination date or (B) the cash bonus paid to Mr. Gavenda for the most recent fiscal year prior to the termination. Such severance will be paid as a lump sum within 30 days following Mr. Gavenda’s date of termination. However, if the change in control occurs after Mr. Gavenda has attained age 62 or after implementation of a Board-approved stock-based benefit plan, the amount that Mr. Gavenda will receive is equal to the sum of: (1) the highest annual rate of base salary paid at any time under the agreement, and (2) the greater of (A) the average annual cash bonus paid with respect to the one year prior to the termination or (B) the cash bonus paid with respect to the fiscal year ended prior to the termination. Moreover, Mr. Gavenda would be entitled to the continuation, at Fairport Savings Bank’s expense, of life, health and disability insurance coverage for 12 months.

Notwithstanding the foregoing, if Fairport Savings Bank is not in compliance with its regulatory capital requirements or if the payments would cause Fairport Savings Bank’s capital to be reduced below its regulatory capital requirements, any severance payable under the agreement shall be deferred until such time as Fairport Savings Bank is in capital compliance. Additionally, the payments required under the agreement will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.

If Mr. Gavenda becomes disabled during the term of the agreement, he would receive proceeds from a supplemental senior executive disability insurance policy, where Fairport Savings Bank pays the premiums for such insurance policy, and Fairport Savings Bank would continue to provide life and health care coverage for Mr. Gavenda through the period of the disability insurance coverage. In the event Mr. Gavenda dies while employed by Fairport Savings Bank, his estate will be paid Mr. Gavenda’s base salary for one year and his spouse will be entitled to continuation of medical, dental and other insurance benefits for one year after his death.

Upon termination of Mr. Gavenda’s employment, Mr. Gavenda agrees for a period of two years following termination of employment not to serve as an officer, director or consultant with any financial institution operating in Monroe County, New York with assets of less than $1.0 billion, but such period is reduced to one year if Mr. Gavenda’s termination of employment is following a change in control.

Change in Control Agreement with Kevin D. Maroney. On March 28, 2012, Fairport Savings Bank entered into a change in control agreement with Mr. Maroney. The agreement provides that if Mr. Maroney either: (1) is terminated by Fairport Savings Bank (or any successor) for any reason other than for cause; or (2) voluntarily resigns for “good reason” within 24 months following a change in control of Fairport Savings Bank or FSB Bancorp, Mr. Maroney will be entitled to a payment equal to two times the sum of Mr. Maroney's highest annual base salary at any time under the agreement and the greater of: (1) the average annual cash bonus paid to Mr. Maroney over the prior three fiscal years; or (2) the cash bonus paid to Mr. Maroney for the fiscal year that ended prior to the termination. However, in no event will Mr. Maroney’s total severance compensation from all sources equal or exceed three times his average annual compensation over the five fiscal years preceding the fiscal year in which his date of termination occurs. Such payment will be payable for 12 months following Mr. Maroney’s date of termination in accordance with the normal payroll practices of Fairport Savings Bank. In the event of death, the benefit will be paid to Mr. Maroney’s surviving spouse or, if no surviving spouse, to his estate. In addition, Mr. Maroney would be entitled, at no expense, to the continuation of life, health and disability insurance coverage for 12 months following his date of termination.

Notwithstanding the foregoing, the payments required under the agreement will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.  In addition, Mr. Maroney is restricted from serving as an officer, director or consultant with any financial institution operating in Monroe County, New York with assets of less than $1.0 billion for one year following his date of termination.

Annual Incentive Plan. On January 1, 2012, FSB Community adopted the Annual Incentive Plan to align the interests of eligible employees with the overall performance of FSB Community and Fairport Savings Bank. FSB Bancorp, Inc. assumed administration of the Annual Incentive Plan following the completion of the second-step conversion.

Employees selected by the Compensation Committee are eligible to participate in the plan, which includes the Named Executive Officers. For each plan year (which is the calendar year), each participant will be granted an annual bonus award opportunity, designated as a percentage of base salary, subject to the satisfaction of certain performance objectives specified by the Compensation Committee for each participant. The specific performance objectives are determined annually by the Compensation Committee, and generally include objective performance targets on financial performance, growth, asset quality and risk management and subjective performance objectives, such as particular qualitative factors for the participant, based on his or her duties for Fairport Savings Bank. Each performance objective will specify level of achievements at “threshold,” “target” and “maximum” levels and will be weighted by priority as a percentage of the total annual bonus award payable to the participant. The annual bonus award earned is payable to each participant in a cash lump sum within 2.5 months following the end of each plan year, to the extent the performance objectives are determined to be satisfied by the Compensation Committee. Payment of an award is also contingent on the participant’s individual performance meeting expectations, as determined by the Compensation Committee.

For 2016, the Compensation Committee established the following range of annual cash incentive opportunities for threshold, target and maximum achievement (as a percentage of base salary):

Executive Officer	Threshold	Target	Maximum
Dana C. Gavenda	25%	30%	35%
Kevin D. Maroney	15%	20%	25%
Kathleen M. Dold	6%	8%	10%

Based on both the satisfaction of company and individual performance goals, Messrs. Gavenda and Maroney and Ms. Dold earned a bonus with respect to the 2016 performance period equal to $64,229, $34,098 and $8,370, respectively.

Supplemental Executive Retirement Plans. Effective May 1, 2006, Fairport Savings Bank established a Supplemental Executive Retirement Plan (“SERP”) for Mr. Gavenda, which is a non-qualified defined contribution plan. Under the terms of the SERP, on May 1, 2006 and on each anniversary date thereafter through the earlier of May 1, 2016 or the date Mr. Gavenda terminates employment, Fairport Savings Bank will credit a specified amount to Mr. Gavenda’s accrued SERP obligation account (the “SERP Benefit”). The maximum aggregate value of the SERP Benefit as of December 1, 2016 was $595,557, which is intended to provide a 15-year period certain annuity of approximately $60,000 per year. The SERP Benefit will not be credited with earnings nor debited for losses or expenses. The SERP Benefit will be paid to Mr. Gavenda in equal monthly installments for 15 years, beginning on the date that is six months after the later of (i) the date he terminates employment or (ii) attains age 65. In the event Mr. Gavenda dies while receiving payments, his designated beneficiary shall continue to receive the remaining payments.

If Mr. Gavenda’s employment is terminated for “cause,” then he will forfeit all SERP Benefits.

In the event Mr. Gavenda terminates employment due to “disability,” the SERP Benefit shall be paid to him in a lump sum no later than 90 days after the date he terminated employment.

In the event of Mr. Gavenda’s separation from service within two years following a change in control of Fairport Savings Bank, the SERP Benefit shall be paid to Mr. Gavenda in a lump sum as soon as administratively feasible but no later than 90 days after his date of termination.

If Mr. Gavenda is a “specified employee” on the date of his separation from service for any reason (other than due to death or disability), his SERP benefit shall commence or be paid no earlier than the first day of the seventh month following his separation from service.

Effective August 1, 2010, Fairport Savings Bank established a Supplemental Executive Retirement Plan (“SERP”) with Mr. Maroney, which is a non-qualified defined benefit plan.  Under the terms of the SERP, upon separation from service after attaining age 65, Fairport Savings Bank will pay Mr. Maroney an annual benefit of $40,000, payable in equal monthly installments for 15 years commencing on the first day of the month after his separation from service.  If Mr. Maroney has a separation from service before age 65 or within 24 months after a change in control (as defined in the SERP) or if he experiences a disability (as defined in the SERP) before age 65 or if he dies, then he will be paid a lump sum equal to the accrual balance under the SERP on the first day of the month following his separation from service. However, no SERP benefits are payable if Mr. Maroney’s separation from service is for cause (as defined in the SERP).

If Mr. Maroney is a “specified employee” on the date of his separation from service for any reason (other than due to death or disability), his SERP benefit shall commence or be paid no earlier than the first day of the seventh month following his separation from service.

Executive Compensation Clawback Agreement with Kevin D. Maroney. On February 23, 2012, Fairport Savings Bank entered into an Executive Compensation Clawback Agreement with Mr. Maroney. Under the agreement, Mr. Maroney acknowledges that he will not be entitled to receive any payments due under the annual Incentive Compensation Program offered by Fairport Savings Bank (the “Incentive Plan”) and/or may be required to repay any payments previously received under the Incentive Plan in the following circumstances: (1) Mr. Maroney’s Incentive Plan payment was conditioned upon achieving certain financial results that were subsequently the subject of a substantial restatement of Fairport Savings Bank’s financial statements and Mr. Maroney engaged in misconduct that caused the need for the substantial restatement, and a lower payment would have been made to Mr. Maroney based upon the restated financial results; or (2) the Board of Directors of Fairport Savings Bank determines that Mr. Maroney has engaged in fraud, gross negligence or willful misconduct detrimental to Fairport Savings Bank. If Fairport Savings Bank determines that one of the circumstances described above has occurred, Mr. Maroney will be notified and will have ten days to request a reconsideration of Fairport Savings Bank’s determination. If Mr. Maroney fails to request reconsideration and/or Fairport Savings Bank elects not to reconsider its determination, he will be liable for repayment of all Incentive Plan payments paid within the preceding three years or during the period of conduct examined, whichever is longer. Fairport Savings Bank is entitled to offset any such liability against any compensation owed to him by Fairport Savings Bank and he will become ineligible to receive any further Incentive Plan payments. In the event Mr. Maroney is required to repay any amount to Fairport Savings Bank, such repayment will be due within one year from Fairport Savings Bank’s notification of the repayment obligation. In the event such repayment obligation triggers income tax penalties to Fairport Savings Bank or Mr. Maroney, Mr. Maroney will be solely responsible for the payment of such taxes.

401(k) Plan. Fairport Savings Bank maintains the Fairport Savings Bank 401(k) Savings Plan, a tax-qualified defined contribution retirement plan (the “401(k) Plan”) for all employees who have satisfied the 401(k)

plan’s eligibility requirements. Employees are eligible to participate in the 401(k) Plan upon attainment of age 21 and completion of one year of service.

A participant may contribute up to 100% of his or her compensation to the 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code. For the 2016 calendar year, the maximum salary deferral contribution that can be made by a participant is $18,000, provided however that a participant over age 50 may contribute an additional $6,000 to the 401(k) Plan. In addition to salary deferral contributions, Fairport Savings Bank will make a matching contribution equal to 100% of the first 6% of the compensation that is deferred by the participant during the plan year. In addition, Fairport Savings Bank may make a discretionary contribution of up to 2% of each eligible employee’s annual base compensation. A participant is always 100% vested in his or her salary deferral contributions.  All employer contributions vest at a rate of 20% per year, beginning after the participant’s completion of his or her first year of service, such that the participant will be fully vested upon completion of five years of credited service. Generally, a participant (or participant’s beneficiary) may receive a distribution from his or her vested account at retirement (age 65), early retirement (age 55 and five years of vesting service), death, disability, or termination of employment.

Each participant has an individual account under the 401(k) plan and may direct the investment of his or her account among a variety of investment options available.

Stock Benefit Plans

Employee Stock Ownership Plan and Trust. Fairport Savings adopted the Fairport Savings Bank Employee Stock Ownership Plan (the “ESOP”) in connection with FSB Community Bankshares, Inc.’s 2007 initial stock offering. As part of the offering, the ESOP borrowed funds from FSB Community Bankshares, Inc. and used those funds to purchase 69,972 shares of the common stock.

On July 13, 2016, concurrent with the completion of the conversion of FSB Community Bankshares, MHC from the mutual holding company to stock holding company form of the organization, shares of common stock of FSB Community Bankshares, Inc. owned by the ESOP were exchanged for shares of FSB Bancorp, Inc.’s common stock pursuant to an exchange ratio. The shares of the common stock are the collateral for the loan. Employees who are at least 21 years old with at least one year of employment with Fairport Savings Bank are eligible to participate. The loan has a term of 20 years and is repaid principally from discretionary contributions by Fairport Savings Bank to the ESOP. The loan may be repaid over a shorter period, without penalty for prepayments. The interest rate is an adjustable rate equal to the prime rate, as published in the Wall Street Journal as of January 1 of each calendar year.

The shares purchased with the loan are held in a suspense account and are allocated to participants’ accounts in the employee stock ownership plan as the loan is repaid. Participants will have no interest in the shares in the suspense account and only have an interest in the shares actually allocated to their accounts as the loan is repaid. Allocations are made to each participant’s account in the ratio that his or her compensation bears to the compensation of all plan participants during the plan year. Benefits under the plan become vested at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service, with credit given to participants for up to three years of credited service with Fairport Savings Bank prior to the adoption of the plan. A participant’s interest in his account under the plan will also fully vest in the event of termination of service due to a participant’s normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable generally in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. Pursuant to the accounting guidance governing employers’ accounting for employee stock ownership plans, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. For 2016, this expense was $44,000.

Directors’ Compensation

FSB Bancorp, Inc. pays no fees for service on the Board of Directors or Board committees. However, each of the individuals who currently serves as one of our directors also serves as a director of Fairport Savings Bank and earns fees in that capacity.

In 2016, each non-employee director received a retainer fee of $650 for each scheduled monthly meeting and $650 for attendance at each scheduled monthly meeting, and received $600 for attendance at meetings of the Audit Committee, Compensation/Benefits/Marketing Committee, Nominating Committee, $200 for attendance at the quarterly ALCO Committee meetings, and $150 for attendance at any Commercial Loan Committee meeting. In addition to these fees in 2016: Director Twitchell received a fee of $6,000 for serving as the Chairman of the Board; Director Patric received a fee of an additional $100 per committee meeting for serving as the Chairman of the Compensation/Benefits/Marketing Committee, Director Pender received a fee of an additional $100 per committee meeting for serving as Chairman of the Audit Committee; and Director Warshof received a fee of an additional $100 per committee meeting for serving as Chairman of the Nominating Committee. Fairport Savings Bank paid fees totaling $238,050 to its eleven non-employee board members during the year ended December 31, 2016.

As of February 28, 2017, each non-employee director receives a retainer fee of $675 for each scheduled monthly meeting and $675 for attendance at each scheduled monthly meeting. Directors will also receive $650 for attendance at meetings of the Audit Committee, Compensation/Benefits/Marketing Committee, Nominating Committee, and $250 for attendance at the quarterly ALCO Committee meetings, and $150 for attendance at any Commercial Loan Committee meetings. In addition to these fees, the Chairman of the Board will receive a fee of $7,000 per year; and the Chairman of the Compensation/Benefits/Marketing Committee, Audit Committee and Nominating Committee will receive an additional $150 per meeting.

The following table sets forth for the year ended December 31, 2016 certain information as to the total remuneration we paid to our directors other than Mr. Gavenda. No additional compensation was paid to Mr. Gavenda for his service as a director.

Name	Fees earned or paid in cash	Total

Dawn DePerrior	$18,700	$18,700
Gary Lindsay	22,700	22,700
Stephen J. Meyer	20,300	20,300
Terence O’Neil	22,650	22,650
Lowell C. Patric	25,650	25,650
Alicia H. Pender	21,750	21,750
James E. Smith	21,300	21,300
Robert W. Sturn	21,800	21,800
Lowell T. Twitchell	24,450	24,450
Charis W. Warshof	20,700	20,700
Thomas J. Weldgen	18,050	18,050

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at FSB Bancorp, Inc.’s executive office, 45 South Main Street, Fairport, New York 14450, no later than December 26, 2017. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN SPECIAL MEETING

Our bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, FSB Bancorp, Inc.’s Secretary must receive written notice not less than 110 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the prior year’s annual meeting, such written notice shall be timely only if delivered or mailed to and received by the Secretary of FSB Bancorp, Inc. at the principal executive office of FSB Bancorp, Inc. no earlier than the day on which public disclosure of the date of the annual meeting is first made and no later than the tenth day following the day on which public disclosure of the date of the annual meeting was first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on FSB Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of FSB Bancorp, Inc. that are owned beneficially or of record by such stockholder and any such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder or beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of FSB Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of these Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on FSB Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of FSB Bancorp, Inc. that are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

The 2018 annual meeting of stockholders is expected to be held on May 23, 2018. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than January 23, 2018 and no later than February 2, 2018. If notice is received before January 23, 2018, or after February 2, 2018, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Special Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by FSB Bancorp, Inc. FSB Bancorp, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of FSB Bancorp, Inc. may solicit proxies personally or by telephone without additional compensation. We have retained Laurel Hill Advisory Group, LLC to assist us in soliciting proxies, and have agreed to pay Laurel Hill Advisory Group, LLC a fee of $5,500 plus reasonable expenses for these services.

BY ORDER OF THE BOARD OF DIRECTORS

Angela M. Krezmer
Secretary

Fairport, New York

July 19, 2017

Appendix A

FSB BANCORP, INC.

2017 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1         Purpose, Effective Date and Term.  The purpose of the FSB Bancorp, Inc. 2017 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of FSB Bancorp, Inc. (the “Company”), and its Subsidiaries, including Fairport Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2         Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3         Participation.  Each Employee, Director or Director Emeritus of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  The grant of Awards shall be limited to Employees, Directors and Director Emeriti of the Company or any Subsidiary.

Section 1.4         Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1        General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)        Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)        Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)        Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d)       Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).

Section 2.2         Stock Options.

(a)        Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)        Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)       Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.

Section 2.3         Restricted Stock.

(a)        Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with FSB Bancorp, Inc. dated [Date], made pursuant to the terms of the FSB Bancorp, Inc. 2017 Equity Incentive Plan, copies of which are on file at the executive offices of FSB Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)         Terms and Conditions.        Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)        Dividends. No cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award (including Performance Awards) shall be paid to any Participant unless and until the Participant vests in such underlying Restricted Stock Award. Upon the vesting of a Restricted Stock Award, any cash dividends or distributions declared but not paid during the vesting period with respect to such Restricted Stock Award shall be paid to the Participant within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent their underlying Restricted Stock Awards are forfeited.

(ii)        Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)        Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv)       The Committee may, in connection with the grant of Restricted Stock Awards, designate them as “qualified performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4         Restricted Stock Units.

(a)        Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b)       Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)        A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)        The Committee may, in connection with the grant of Restricted Stock Units, designate them as “qualified performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)        Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)        A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be qualified performance-based compensation in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5         Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award that is intended to be “qualified performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be qualified performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a)       Performance Measures.  If intended to be qualified performance-based compensation pursuant to Code Section 162(m), such performance measures must be based on any one or more of the following:

(i)         book value or tangible book value per share;

(ii)        basic earnings per share;

(iii)       basic cash earnings per share;

(iv)      diluted earnings per share;

(v)       diluted cash earnings per share;

(vi)       return on equity;

(vii)      net income or net income before taxes;

(viii)    cash earnings;

(ix)       net interest income;

(x)        non-interest income;

(xi)       non-interest expense to average assets ratio;

(xii)      cash general and administrative expense to average assets ratio;

(xiii)     efficiency ratio;

(xiv)     cash efficiency ratio;

(xv)       return on average assets;

(xvi)      cash return on average assets;

(xvii)     return on average stockholders’ equity;

(xviii)    cash return on average stockholders’ equity;

(xix)       return on average tangible stockholders’ equity;

(xx)       cash return on average tangible stockholders’ equity;

(xxi)       core earnings;

(xxii)       operating income;

(xxiii)       operating efficiency ratio;

(xxiv)       net interest rate margin or net interest rate spread;

(xxv)        growth in assets, loans, or deposits;

(xxvi)       loan production volume;

(xxvii)      non-performing loans;

(xxviii)     cash flow;

(xxix)        strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxx)        any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)       Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be qualified performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)       Treatment on Retirement. Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered qualified performance-based compensation under

Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability or Involuntary Termination at or following a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6      Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, except to the extent specified in Section 4.1(c), at least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control.

Section 2.7      Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8      Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.      Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)       Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)       In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)       Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)       Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)       Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - Shares Subject to Plan

Section 3.1     Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2     Share Limitations.

(a)       Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 271,839 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 194,171shares of Stock, which represents ten percent (10%) of the number of shares of common stock that were outstanding immediately following the effective date of the conversion of FSB Community Bankshares, MHC from the mutual holding company to the stock holding company form of organization on July 13, 2016 (the "Conversion"). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 77,668 shares of Stock, which represents four percent (4%) of the number of shares of common stock that were outstanding immediately following the effective date of the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)       Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3      Limitations on Grants to Individuals.

(a)       Stock Options - Employees.  The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee pursuant to Section 3.2 shall be 48,542 shares, all of which may be granted during any calendar year. Such maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

(b)       Restricted Stock Awards and Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be 19,417 shares, all of which may be granted during any calendar year. Such maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.

(c)       Stock Options - Directors/Director Emeriti. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-employee Director or Director Emeritus under the Plan shall be 9,708 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors and Director Emeriti, in the aggregate, may not receive more than 58,251 shares all of which may be granted during any calendar year. Such maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(d)       Restricted Stock Awards and Restricted Stock Units - Directors/Director Emeriti. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-employee Director or Director Emeritus under the Plan shall be 3,883 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors and Director Emeriti, in the aggregate, may not receive more than 23,300 shares, all of which may be granted during any calendar year. Such maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(e)       The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4       Corporate Transactions.

(a)       General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “qualified performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)       Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5       Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)       Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)       Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1        Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control, or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a)       At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Awards, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

(b)       At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)       In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the “target” level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.

Section 4.2     Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)       Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)       Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)       Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)       Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1       Administration.  The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act; or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the

Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2       Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)       The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and Director Emeriti those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and except with respect to Performance Awards intended to be subject to Code Section 162(m), to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one year minimum vesting requirement pursuant to Section 2.6 (except to the extent permitted pursuant to Section 2.6 hereof), or accelerate the vesting requirements applicable to an Award as a result of or in connection with a Change in Control (except to the extent permitted pursuant to Section 4.1 hereof).

(b)       The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)       The Committee will have the authority to define terms not otherwise defined herein.

(d)       Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)       In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(f)       The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3        Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4       Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5       Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1       General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2       Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1       No Implied Rights.

(a)       No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)       No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)       No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2       Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3       Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4     Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5     Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6     Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7     Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8     Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to a Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements or up to such Participant's highest marginal tax rate.

Section 7.9     Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10     Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11     Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12     No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13     Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14     Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15     Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16     Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)       in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)       in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)       in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Forfeiture Events.

(a)       The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)       If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

Section 7.18     Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19      Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1      In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)       “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)       “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)       “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)       “Board” means the Board of Directors of the Company.

(e)       If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)       “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)       “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)       “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)       “Committee” means the Committee acting under Article 5.

(j)       “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)       “Director” means a member of the Board of Directors of the Company or a Subsidiary. A "Director Emeritus" shall mean a former member of the Board of Directors of the Company or a Subsidiary but who continues to be associated with the Company or a Subsidiary as an adviser.

(l)       If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)       “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Code Section 162(m), Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(n)       “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o)        “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)       “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q)       “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)       “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(s)       “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(t)        A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)       a material diminution in Participant’s base compensation;

(ii)       a material diminution in Participant’s authority, duties or responsibilities;

(iii)        a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv)       in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(u)       “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(v)       “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(w)       “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)        “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)       “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)       “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(aa)      “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(bb)      “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(cc)      “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(dd)      “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director or Director Emeritus will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors or as a Director Emeritus of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s or Director Emeritus' intention to retire. A non-employee Director who continues in Service as a Director Emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(ee)      “SEC” means the United States Securities and Exchange Commission.

(ff)       “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg)       “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a Director Emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(hh)      “Stock” means the common stock of the Company, $0.01 par value per share.

(ii)       “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(jj)       “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(kk)       “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)       The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)       The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)       If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)       Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)       With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or Director Emeritus or advisory director.

(ll)       “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2      In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)       actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)       references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)       in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)       references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)       indications of time of day mean Eastern Time;

(f)       “including” means “including, but not limited to”;

(g)       all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)       all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)       the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)       any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)       all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

. FSB Bancorp, Inc. IMPORTANT SPECIAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Special Meeting Proxy Card • PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • + Proposal — The Board of Directors recommends a vote “FOR” the listed proposal. For Against Abstain 1. A Board of Directors’ proposal to approve and implement the FSB Bancorp, Inc. 2017 Equity Incentive Plan. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02NBNB

.. • PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • REVOCABLE PROXY — FSB BANCORP, INC. SPECIAL MEETING OF STOCKHOLDERS August 29, 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee, consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of FSB Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Special Meeting of Stockholders (“Special Meeting”) to be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450, on Tuesday, August 29, 2017 at 10:00 a.m., Eastern time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows on the reverse side. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and Proxy Statement dated July 19, 2017. Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

.. FSB Bancorp, Inc. IMPORTANT SPECIAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your voting instruction form, you may choose one of the voting methods outlined below to vote. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Votes submitted by the Internet or telephone must be received by 1:00 a.m., EST, on August 22, 2017. Vote by Internet • Go to www.investorvote.com/FSBC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 401(k) Plan Voting Instruction Form • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • + Proposal — The Board of Directors recommends a vote “FOR” the proposal. For Against Abstain 1. A Board of Directors’ proposal to approve and implement the FSB Bancorp, Inc. 2017 Equity Incentive Plan. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Special Meeting and Proxy Statement, dated July 19, 2017, and the Confidential 401(k) Plan Voting Instruction Form. Date (mm/dd/yyyy) — Please print date below. Signature — Please keep signature within the box. 1UPX + 02NF5B

.. Your Confidential 401(k) Plan Voting Instruction Form must be received by Computershare Investor Services no later than August 22, 2017. Your vote and the votes of other participants will be tallied by Computershare Investor Services, and the results provided to the Trustee who will: 1. vote the shares held in the 401(k) Plan FOR or AGAINST the proposal specified on the Confidential 401(k) Plan Voting Instruction Form based on the timely votinginstructions it has received from participants; and 2. vote the shares as to which participants have directed the Trustee to ABSTAIN, or for which it has received no timely instructions, FOR or AGAINST the proposal specifiedon the Confidential 401(k) Plan Voting Instruction Form in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST; and and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement IncomeSecurity Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company’s common stock held in the 401(k) Plan will be voted FOR orAGAINST the proposal specified on the Confidential 401(k) Plan Voting Instruction Form. If any other business is brought before the Special Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Fairport Savings Bank 401(k) Plan. At the present time, the Company knows of no other business to be brought before the Special Meeting. The Trustee of the Fairport Savings Bank 401(k) Plan is hereby directed to vote my shares as indicated. If I do not return this Confidential 401(k) Plan Voting Instruction Form in a timely manner, shares in my 401(k) Plan account will be voted in proportion to the manner in which other participants have voted their shares, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated. • PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • CONFIDENTIAL 401(k) PLAN VOTING INSTRUCTIONS — FSB BANCORP, INC. SOLICITED ON BEHALF OF THE TRUSTEE OF FAIRPORT SAVINGS BANK 401(k) PLAN FOR THE SPECIAL MEETING OF THE STOCKHOLDERS TO BE HELD ON AUGUST 29, 2017 The Fairport Savings Bank 401(k) Plan (the “401(k) Plan”) allows participants to vote the common stock of our parent company, FSB Bancorp, Inc. (the “Company”) that hasbeen allocated to the participants’ 401(k) Plan accounts. In accordance with the 401(k) Plan document, participants who have shares in the 401(k) Plan have the right todirect the Trustee as to the voting of such shares at the Company’s Special Meeting of Stockholders to be held at the Perinton Community Center located at 1350 Turk HillRoad, Fairport, New York 14450, on Tuesday, August 29, 2017 at 10:00 a.m., local time (the “Special Meeting”). As a participant in the 401(k) Plan with shares of Companycommon stock as of July 5, 2017, the record date for the Special Meeting, you are eligible to direct the voting of such shares at the Special Meeting. Delaware Charter Guarantee & Trust Company is the trustee (the “Trustee”) for the 401(k) Plan. The Trustee is directed to vote the shares of Company common stock inthe participants’ accounts in accordance with the voting instructions received from the participants, so long as such vote is in accordance with the provisions of the EmployeeRetirement Income Security Act of 1974, as amended. The Company has retained Computershare Investor Services as its agent to receive the Confidential 401(k) PlanVoting Instruction Form completed by participants in the 401(k) Plan and to tabulate the results. The Company is forwarding the Confidential 401(k) Plan Voting Instruction Form so that you may convey your voting instructions on the matters to be considered at theSpecial Meeting and on such other business as may properly come before the Special Meeting or any adjournment thereof. The Company is not aware of any other business to be brought before the Special Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company. In order to direct the voting of the shares in your account, you must complete, sign and date the Confidential 401(k) Plan Voting Instruction Form and return it in the accompanyingpostage-paid envelope to Computershare Investor Services at the following address: PO Box 43078, Providence, Rhode Island 02940. You may also vote by internet ortelephone as described above. IF NO INSTRUCTIONS ARE SPECIFIED AND THIS CONFIDENTIAL 401(k) PLAN VOTING INSTRUCTION FORM IS RETURNED SIGNED, THIS FORM WILL BECONSIDERED A VOTE FOR THE PROPOSAL. Your Confidential 401(k) Plan Voting Instruction Form must be received by Computershare Investor Services no later than August 22, 2017.

.. FSB Bancorp, Inc. IMPORTANT SPECIAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EST, on August 29, 2017. Vote by Internet • Go to www.investorvote.com/FSBC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Special Meeting Proxy Card • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • + Proposal — The Board of Directors recommends a vote “FOR” the listed proposal. For Against Abstain 1. A Board of Directors’ proposal to approve and implement the FSB Bancorp, Inc. 2017 Equity Incentive Plan. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02NBMB

. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • REVOCABLE PROXY — FSB BANCORP, INC. SPECIAL MEETING OF STOCKHOLDERS August 29, 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee, consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of FSB Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Special Meeting of Stockholders (“Special Meeting”) to be held at the Perinton Community Center located at 1350 Turk Hill Road, Fairport, New York 14450, on Tuesday, August 29, 2017 at 10:00 a.m., Eastern time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows on the reverse side. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and Proxy Statement dated July 19, 2017. Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

.. FSB Bancorp, Inc. IMPORTANT SPECIAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your voting instruction form, you may choose one of the voting methods outlined below to vote. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Votes submitted by the Internet or telephone must be received by 1:00 a.m., EST, on August 22, 2017. Vote by Internet • Go to www.investorvote.com/FSBC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X ESOP Voting Instruction Form • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • + Proposal — The Board of Directors recommends a vote “FOR” the proposal. For Against Abstain 1. A Board of Directors’ proposal to approve and implement the FSB Bancorp, Inc. 2017 Equity Incentive Plan. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Special Meeting and Proxy Statement, dated July 19, 2017, and the Confidential ESOP Voting Instruction Form. Date (mm/dd/yyyy) — Please print date below. Signature — Please keep signature within the box. 1UPX + 02LD4B

.. Your Confidential ESOP Voting Instruction Form must be received by Computershare Investor Services no later than August 22, 2017. Your vote and the votes of other participants will be tallied by Computershare Investor Services, and the results provided to the Trustee who will: 1. vote the shares held in the ESOP FOR or AGAINST the proposal specified on the Confidential ESOP Voting Instruction Form based on the timely votinginstructions it has received from participants; and 2. vote the shares as to which participants have directed the Trustee to ABSTAIN, or for which it has received no timely instructions, FOR or AGAINST the proposalspecified on the Confidential ESOP Voting Instruction Form in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST; and 3. vote any unallocated shares held in the ESOP in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST theproposal specified on the Confidential ESOP Voting Instruction Form, and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement IncomeSecurity Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company’s common stock held in the ESOP (including unallocated shares)will be voted FOR or AGAINST the proposal specified on the Confidential ESOP Voting Instruction Form. Thus, if you provide timely voting instructions, you, in effect, will be voting the shares allocated to your ESOP account and participating in the voting ofunallocated shares and shares allocated to other ESOP participants’ accounts for which timely voting instructions are not received or an instruction to ABSTAINis received. If any other business is brought before the Special Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Fairport Savings Bank ESOP. At the present time, the Company knows of no other business to be brought before the Special Meeting. The Trustee of the Fairport Savings Bank ESOP is hereby directed to vote the shares allocated to my account under the Fairport Savings Bank ESOP as indicated. If I do not return this Confidential ESOP Voting Instruction Form in a timely manner, shares allocated to my ESOP account will be voted in proportion to the manner in which other participants have voted their shares, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • CONFIDENTIAL ESOP VOTING INSTRUCTIONS — FSB BANCORP, INC. SOLICITED ON BEHALF OF THE TRUSTEE OF FAIRPORT SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN FOR THE SPECIAL MEETING OF THE STOCKHOLDERS TO BE HELD ON AUGUST 29, 2017 The Fairport Savings Bank Employee Stock Ownership Plan (the “ESOP”) allows participants to vote the common stock of our parent company, FSB Bancorp, Inc. (the“Company”) that has been allocated to the participants’ ESOP accounts. In accordance with the ESOP document, participants who have shares allocated to their accounts havethe right to direct the Trustee as to the voting of such shares at the Company’s Special Meeting of Stockholders to be held at the Perinton Community Center located at 1350Turk Hill Road, Fairport, New York 14450, on Tuesday, August 29, 2017 at 10:00 a.m., local time (the “Special Meeting”). As a participant in the ESOP with shares of Companycommon stock allocated to your account as of July 5, 2017, the record date for the Special Meeting, you are eligible to direct the voting of such shares at the Special Meeting. Delaware Charter Guarantee & Trust Company is the trustee (the “Trustee”) for the ESOP. The Trustee is directed to vote the shares of Company common stock allocatedto the participants’ accounts in accordance with the voting instructions received from the participants, so long as such vote is in accordance with the provisions of theEmployee Retirement Income Security Act of 1974, as amended. The Company has retained Computershare Investor Services as its agent to receive the Confidential ESOPVoting Instruction Form completed by participants in the ESOP and to tabulate the results. The Company is forwarding the Confidential ESOP Voting Instruction Form so that you may convey your voting instructions on the matters to be considered at the SpecialMeeting and on such other business as may properly come before the Special Meeting or any adjournment thereof. The Company is not aware of any other business to be brought before the Special Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company. In order to direct the voting of the shares allocated to your account, you must complete, sign and date the Confidential ESOP Voting Instruction Form and return it in the accompanyingpostage-paid envelope to Computershare Investor Services at the following address: PO Box 43078, Providence, Rhode Island 02940. You may also vote by internet ortelephone as described above. IF NO INSTRUCTIONS ARE SPECIFIED AND THIS CONFIDENTIAL ESOP VOTING INSTRUCTION FORM IS RETURNED SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR THE PROPOSAL. Your Confidential ESOP Voting Instruction Form must be received by Computershare Investor Services no later than August 22, 2017.